Related party transactions	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related party transactions
Related party transactions

The significant related parties of the Company are as follows:
(i) Transactions with investees and associates, over which the Company has significant influence:

•	Seadrill Partners

•	Archer

•	SeaMex

•	Seabras Sapura

(ii) Transactions with those holding significant influence over the Company:

•	Hemen and affiliated companies

Seadrill Partners
As of January 2, 2014, the date of deconsolidation, Seadrill Partners is considered to be a related party and not a controlled subsidiary of the Company. Prior to the deconsolidation, Seadrill Partners was a consolidated subsidiary of the Company, and all inter-group transactions were eliminated in the Company’s consolidated financial statements.

The Net income /(expenses) with Seadrill Partners for the years ended December 31, 2015, 2014, and 2013 were as follows:

(In US$ millions)	2015	2014	2013
Management fees charged to Seadrill Partners - Other revenues (a) and (b)	75	59	—
Rig operating expenses charged to Seadrill Partners - Other revenues (c)	29	22	—
Insurance premiums charged to Seadrill Partners (d)	20	21	—
Rig operating costs charged by Seadrill Partners (e)	(13)	—	—
Bareboat charter arrangements (f)	(2)	(26)	—
Interest expenses charged to Seadrill Partners (g)	16	40	—
Derivatives recharged to Seadrill Partners (h)	10	42	—
Net related party income from Seadrill Partners	135	158	—

Receivables /(payables) with Seadrill Partners and its subsidiaries as of December 31, 2015 and 2014 consisted of the following balances:

(In US$ millions)	December 31, 2015	December 31, 2014
Rig financing agreements and Loan Agreements (i)	197	237
$109.5 million Vendor financing loan (j)	110	110
Deferred consideration receivable (k)	96	74
Other receivables (l)	355	264
Other payables (l)	(179)	(77)

The following is a summary of the related party agreements with Seadrill Partners:
a) Management and administrative service agreements
In connection with the IPO, subsidiaries of Seadrill Partners, entered into a management and administrative services agreement with Seadrill Management, a wholly owned subsidiary of the Company, pursuant to which Seadrill Management provides to Seadrill Partners certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee equal to 5% of Seadrill Management’s costs and expenses incurred in connection with providing these services. The agreement has an initial term for 5 years and can be terminated by providing 90 days written notice.

b) Technical and administrative service agreement
In connection with the IPO, subsidiaries of Seadrill Partners entered into certain advisory, technical and/or administrative services agreements with subsidiaries of the Company. The services provided by the Company’s subsidiaries are charged at cost plus service fee equal to approximately 5% of costs and expenses incurred in connection with providing these services.

Income recognized under the above agreements (a) & (b) for the period ended December 31, 2015 was $75 million (2014: $59 million; 2013: nil).

c) Rig operating costs charged to Seadrill Partners
During 2015, Seadrill has recharged to Seadrill Partners certain rig operating costs in relation to costs incurred on behalf of the West Polaris and the West Vencedor operating in Angola. The total other revenues earned for the year ending December 31, 2015 was $29.0 million (2014: revenues of $22 million).

d) Insurance premiums
The Company negotiates insurance for drilling units on a centralized basis. The total insurance premiums related to Seadrill Partners drilling units recharged to Seadrill Partners were $20 million for the year ending December 31, 2015 (2014: $21 million).

e) Rig operating costs charged by Seadrill Partners
During 2015, Seadrill Partners has recharged to Seadrill, through its Nigerian service company, certain services, including the provision of onshore and offshore personnel, which was provided for the West Jupiter and West Saturn drilling rigs operating in Nigeria. The total rig operating expenses incurred for the period ending December 31, 2015 was $13 million (2014: nil; 2013: nil).

f) Bareboat charter arrangements
In connection with the transfer of the West Aquarius operations to Canada, the West Aquarius drilling contract was assigned to Seadrill Canada Ltd., a wholly owned subsidiary of Seadrill Partners, necessitating certain changes to the related party contractual arrangements relating to the West Aquarius. Seadrill China Operations Ltd, the owner of the West Aquarius and a wholly-owned subsidiary of Seadrill Partners, had previously entered into a bareboat charter arrangement with Seadrill Offshore AS, a wholly-owned subsidiary of Seadrill, providing Seadrill Offshore AS with the right to use the West Aquarius. In October 2012, this bareboat charter arrangement was replaced with a new bareboat charter between Seadrill China Operations Ltd and Seadrill Offshore AS, and at the same time, Seadrill Offshore AS entered into a bareboat charter arrangement providing Seadrill Canada Ltd. with the right to use the West Aquarius in order to perform its obligations under the drilling contract described above. For year ended December 31, 2015 the net effect to Seadrill of the bareboat charters was an expense of $1.6 million (2014: net expense of $25.8 million 2013: nil).

(g) Interest expenses
The total interest income charged to Seadrill Parters for the above loan arrangements, including commitment fees and other fees, was $16 million for the period ending December 31, 2015 (2014: $40 million; 2013: nil). Refer to the sections below for details on the financing arrangements.

(h) Derivative interest rate swap agreements
The Company recharges interest rate swap agreements to Seadrill Partners on a back to back basis. The total net recharged to Seadrill Partners for the year ended December 31, 2015 was $10 million, (2014: $42 million; 2013: nil).

(i) Rig Financing Agreements
In September 2012 prior to the IPO of Seadrill Partners, each of Seadrill Partners controlled subsidiaries that owns the West Capricorn, the West Vencedor, the West Aquarius, and the West Capella, or the rig owning subsidiaries, entered into intercompany loan agreements with the Company in the amount of approximately $523 million, $115 million, $305 million and $295 million respectively, corresponding to the aggregate principal amount outstanding under the external facilities allocable to the West Capricorn, the West Vencedor, the West Aquarius, and the West Capella respectively. During 2013, the rig owning companies of the T-15, T-16, West Leo and West Sirius entered into intercompany loan agreements with Company in the amount of approximately $101 million, $93 million, $486 million and $220 million respectively, corresponding to the aggregate principal amount outstanding under the facilities allocable to the T-15, T-16, West Leo and West Sirius respectively. The Company refers to these arrangements collectively as “Rig Financing Agreements.” Pursuant to these intercompany loan agreements, each rig owning subsidiary can make payments of principal and interest to Seadrill or directly to the third party lenders under each facility, corresponding to payments of principal and interest due under each Rig Financing Agreement that are allocable to each rig.

The Rig Financing Agreements related to the West Aquarius, West Capella, West Leo, West Sirius and West Capricorn were repaid during the year ended December 31, 2014 in conjunction with Seadrill Partners obtaining independent third party financing. The total outstanding principal repaid was $1.5 billion in 2014.

West Vencedor Facility - In June 2014 the Company repaid the underlying $1,200 million senior secured loan relating to the West Vencedor, and as a result the West Vencedor Loan Agreement between the Company and Seadrill Partners was amended to carry on the existing loan on the same terms. The West Vencedor Loan Agreement between the Company and Seadrill Partners was scheduled to mature in June 2015 and all outstanding amounts thereunder would be due and payable, including a balloon payment of $70 million. On April 14, 2015 the Loan Agreement was amended and the maturity date was extended to June 25, 2018. The West Vencedor Loan Agreement bears a margin of 2.25%, a guarantee fee of 1.4% and a balloon payment of $21 million due at maturity in June 2018. The total amount owed by Seadrill Partners to the Company under the remaining West Vencedor Loan agreement as of December 31, 2015, was $58 million (December 31, 2014: $78 million).

T-15 / T-16 Facility - The total amounts owed under the remaining Rig Financing Agreement relating to the T-15 and T-16, totaled $139 million as at December 31, 2015 (December 31, 2014: $159 million). Certain subsidiaries of Seadrill Partners are guarantors under the external facilities in which these rigs are pledged as security. Under the terms of the facilities, the guarantors are jointly and severally liable for other guarantors and the borrower who are party to this facility. The Company has provided an indemnification to Seadrill Partners for any payments or obligations related to these facilities for any losses incurred which do not relate to the T-15 and T-16.

West Vela facility - Under the terms of the $1,450 million secured credit facility agreement, certain subsidiaries of Seadrill and Seadrill Partners are jointly and severally liable for their own debt and obligations under the facility and the debt and obligations of other borrowers who are also party to such agreement.  These obligations are continuing and extend to amounts payable by any borrower under the facility. Seadrill has provided an indemnity to Seadrill Partners for any payments or obligations related to this facility that are not related to the West Vela.

West Polaris facility - In June 2015, the Company completed the sale of the entities that own and operate the West Polaris to Seadrill Partners. One of the entities sold was the sole borrower under $420 million senior secured credit facility. See Note 11 for further details. Seadrill Limited continues to act as a guarantor under the facility.

(j) $109.5 million Vendor financing loan
In May, 2013, Seadrill Partners borrowed from the Company $109.5 million as vendor financing to fund the acquisition of the T-15. The loan bears interest at a rate of LIBOR plus a margin of 5% and matures in May 2016. The outstanding balance as at December 31, 2015 was $109.5 million (December 31, 2014: $109.5 million).

Revolving credit facility
In October 2012 Seadrill Partners entered into a $300 million revolving credit facility with the Company. The facility is for a term of five years and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance. In March 2014 the facility was reduced to a maximum of $100 million. The outstanding balance of $125.9 million was repaid in full in March 2014. The outstanding balance as at December 31, 2015 was nil (December 31, 2014: nil).

$229.9 million discount note
On December 13, 2013, as part of the acquisition of the West Sirius, a subsidiary of Seadrill Partners issued a zero coupon discount note to the Company for $229.9 million. The note was repayable in June 2015 and upon maturity, the Company was due to receive $238.5 million. In February 2014, Seadrill Partners repaid this note in full.

$70 million discount note
In December 2013, as part of the acquisition of the West Sirius, Seadrill Partners issued a zero coupon discount note to the Company for $70 million. The note was repayable in June 2015 and upon maturity, the Company was due to receive $73 million. In February 2014, Seadrill Partners repaid this note in full.

$100 million discount note
In March 2014, as part of the acquisition of the West Auriga, Seadrill Partners issued a zero coupon discount note to the Company for $100 million. The note is repayable in September 2015 and upon maturity, the Company will receive $103.7 million. In June 2014, Seadrill Partners repaid this note in full.

West Sirius bareboat charter financing loan
In December, 2015, an operating subsidiary of Seadrill Partners borrowed from a subsidiary of the Company $143 million in order to provide sufficient immediate liquidity to meet the terms of its bareboat charter termination payment in connection with the West Sirius contract termination. The loan bears interest at a rate of LIBOR plus 0.56% and matures in July 2017. The outstanding balance as at December 31, 2015 was $143 million (December 31, 2014: nil). Concurrently, the Company borrowed $143 million from a rig owning subsidiary of Seadrill Partners in order to restore its liquidity with respect to the West Sirius bareboat charter financing loan referred to above. The loan bears interest at a rate of LIBOR plus 0.56% and matures in July 2017. The outstanding balance as at December 31, 2015 was $143 million (December 31, 2014: nil). Each of the loan parties understand and agree that the loan agreements act in parallel with each other. These transactions have been classified within current and long-term portions of "Amount due from related party", "Related party payable" and "Long-term related party payable".

(k) Deferred consideration receivable
On the disposal of the West Vela and West Polaris to Seadrill Partners, the Company recognized deferred consideration receivables. Refer to the sections below for more information.

West Auriga Disposal
On March 21, 2014, the Company sold the entities that own and operate the West Auriga (the “Auriga business”) to Seadrill Capricorn Holdings LLC, a consolidated subsidiary of Seadrill Partners that is 49% owned by the Company. The entities continue to be related parties subsequent to the sale. Refer to Note 11 - Disposals of businesses for more information.

Purchase of additional limited partner interest in Seadrill Operating LP
On July 21, 2014, the Company sold a 28% limited partner interest in Seadrill Operating LP, a subsidiary of Seadrill Partners, to Seadrill Partners for cash consideration of $373 million. This resulted in a loss on sale of investment of $88 million, which has been recognized within “share in results from associated companies” in the Company’s consolidated statement of operations. Refer to Note 17 - Investments in Associated Companies for more information.

West Vela Disposal
On November 4, 2014, the Company sold the entities that own and operate the West Vela (the “Vela business”) to Seadrill Capricorn Holdings LLC, a consolidated subsidiary of Seadrill Partners and 49% owned by the Company. The entities continue to be related parties subsequent to the sale. Refer to Note 11 - Disposals of businesses for more information.

West Polaris Disposal
On June 19, 2015, the Company sold the entities that owned and operated the West Polaris (the “Polaris business”), to Seadrill Operating LP (“Seadrill Operating”), a consolidated subsidiary of Seadrill Partners LLC and 42% owned by the Company. The entities continue to be related parties subsequent to the sale. Refer to Note 11 - Disposals of businesses for more information.

(l) Receivables and Payables
Receivables and payables with Seadrill Partners and its subsidiaries are comprised of management fees, advisory and administrative services, and other items including accrued interest. In addition, certain receivables and payables arise when the Company pays an invoice on behalf of Seadrill Partners or its subsidiaries and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill Partners and its subsidiaries are unsecured and are intended to be settled in the ordinary course of business.

West Sirius Spare parts agreement
During the year ended December 31, 2015, a subsidiary of the Company entered into an agreement with Seadrill Partners to store spare parts of Seadrill Partners’ West Sirius rig while it is stacked. The Company is responsible at its own cost for the moving and storing of the spare parts during the stacking period. The Company may use the spare parts of the West Sirius during the stacking period, but must replace them as required by Seadrill Partners at its own cost.

Guarantees
Seadrill provides certain guarantees on behalf of Seadrill Partners.
Guarantees in favor of customers, which guarantee the performance of the Seadrill Partners drilling units, totaled $370 million as at December 31, 2015 (2014: $370 million).
Guarantees in favor of banks provided on behalf of Seadrill Partners totaled $698 million as at December 31, 2015 and correspond to the outstanding credit facilities relating to the West Polaris and West Vela (2014: $423 million - West Vela).
Guarantees in favor of suppliers provided on behalf of Seadrill Partners, relating to custom guarantees in Nigeria, totaled $86 million (2014: $92 million).

Related parties to Hemen Holding Limited (“Hemen”)
Since our formation, our largest shareholder has been Hemen, which currently holds approximately 24.2% of our shares.  The Company transacts business with the following related parties, being companies in which Hemen has a significant interest:

•	Ship Finance International Limited (“Ship Finance”);

•	Metrogas Holdings Inc (“Metrogas”);

•	Frontline Management (Bermuda) Limited (“Frontline”); and

•	Seatankers Management Norway AS (“Seatankers”).

Ship Finance Transactions
The Company has entered into sale and lease back contracts for several drilling units, with subsidiaries of Ship Finance. The Company has determined that the Ship Finance subsidiaries, which own the units, are variable interest entities (VIEs), and that the Company is the primary beneficiary of the risks and rewards connected with the ownership of the units and the charter contracts. Accordingly, these VIEs are fully consolidated in the Company’s consolidated accounts. The equity attributable to Ship Finance in the VIEs is included in non-controlling interests in the Company’s consolidated accounts (See Note 35 to the consolidated financial statements included herein).

The units that are currently leased back from Ship Finance are the West Taurus, West Hercules, and West Linus. The West Polaris was previously leased back from Ship Finance, but was repurchased in 2014, before subsequently being sold to Seadrill Partners, as described below.

During the years ended December 31, 2015, 2014 and 2013, the Company incurred the following lease costs on units leased from the Ship Finance subsidiaries.

(US$ millions)	2015	2014	2013
West Polaris *	—	55	70
West Hercules	55	75	77
West Taurus	57	111	112
West Linus	81	59	—
Total	193	300	259

 * The West Polaris was repurchased from Ship Finance on December 30, 2014, and subsequently sold to Seadrill Partners on June 18, 2015.

These lease costs are eliminated on consolidation.

On December 30, 2014 we entered into a share sale and purchase agreement with Ship Finance, where we acquired 100% of the equity interests in SFL West Polaris Limited, which was the owner of West Polaris. In addition the Company purchased an outstanding loan of SFL West Polaris Limited of $97 million from Ship Finance. The acquisition price for the shares of the SFL West Polaris and the loan receivable amounted to a total of $111 million. The consideration for the shares and loan was settled on January 5, 2015. See Note 35 for more details.

On June 28, 2013, our subsidiary NADL sold the entity that owns the newbuild jack-up, West Linus, to the Ship Finance subsidiary SFL Linus Ltd. The purchase consideration for this reflected the market value of the rig as of the delivery date which was $600 million. This rig was simultaneously chartered back over a period of 15 years to NADL. Upon closing, SFL Linus Ltd received a $195 million loan from Ship Finance which bears an interest of 4.5% per annum and matures in 2029. During 2014 the loan was reduced to $125 million, and is reported as long-term debt due to related parties in our balance sheet as of December 31, 2015.

On July 1, 2010 our consolidated VIEs, SFL Deepwater Ltd and SFL Polaris Ltd, paid a dividend of $290 million and $145 million respectively to Ship Finance. Ship Finance simultaneously granted loans to SFL Deepwater Ltd and SFL Polaris Ltd for the same amounts. The loans bear interest at 4.5% per annum and are reported as long-term debt due to related parties in our balance sheet as the loans mature in 2023. The loan relating to SFL Polaris Ltd was repaid when the company was repurchased from Ship Finance on December 30, 2014 as described above.

As at December 31, 2015 the VIEs had gross loans outstanding to Ship Finance amounting to $415 million and net loans of $387 million, due to the fact that the right of offset is established in the long-term loan agreements, and the balances are intended to be settled on a net basis (December 31, 2014: gross loans of $415 million and net loans of $351 million). The net related party loans are disclosed as “Long-term debt due to related parties” on the balance sheet. The loans bear interest at a fixed rate of 4.5% per annum. The total interest expense of the loans for 2015 was $19 million (2014: $24 million, 2013: $20 million).

During 2013 the VIEs declared dividends totaling $223 million, which were settled against existing intercompany balances with Ship Finance.

Metrogas transactions
In the past we have entered into agreements with Metrogas primarily to manage short-term working capital requirements. We had the following transactions with Metrogas:

On December 20, 2012, we sold the Company’s holding in a NADL unsecured bond of $500 million to Metrogas plus accrued interest of $9 million with a call option to repurchase the bond in full for a price equal to par plus unpaid accrued interest on the date of repurchase with a maturity date in June 2013. The obligation was recorded as a long term related party liability. In conjunction with this arrangement we also entered into an agreement to settle dividends payable to Metrogas in return for a short term unsecured loan of $93 million (see below). The North Atlantic bond bears a coupon of 7.75% per annum payable semi-annually in arrears. The net proceeds from these arrangements were $415 million. On May 31, 2013, the Company exercised its option to repurchase the bond from Metrogas, and as a result the bond is eliminated in the consolidated financial statements at December 31, 2015.

On December 21, 2012, we obtained a short term loan of $93 million from Metrogas. The loan bears interest of LIBOR plus a margin and was repaid in full on May 2, 2013.

On December 31, 2012, we obtained a short term loan from Metrogas of NOK140 million. The loan bears interest of NIBOR plus a margin and was repaid in full on January 2, 2013.

On February 27, 2013, we obtained a short-term loan from Metrogas of NOK300 million. The loan had an interest of NIBOR plus a margin and was repaid in full on March 12, 2013.

On March 27, 2013, we obtained a short-term loan from Metrogas of NOK700 million. The loan had an interest of NIBOR plus a margin, and was repaid in full on April 3, 2013.

On July 19, 2013, we entered into a loan agreement with Metrogas of NOK1,500 million. The loan had an interest of NIBOR plus a margin of 3.5% and was repaid in full on October 9, 2013.

On September 20, 2013, we obtained a short-term loan from Metrogas of $99 million. The loan had an interest of LIBOR plus a margin of 3.0%, and was repaid in full on September 30, 2013.

On December 10, 2013, the $1,121 million facility with Lloyds Bank TSB as agent was transferred to DNB Bank ASA as new agent and to Metrogas, as the lender. There have been no other changes to the facility. As Metrogas is a related party of the Company, the proportion of the facility related to Metrogas of $840 million was accordingly reclassified as debt due to related parties on the consolidated balance sheet as at December 31, 2014. On February 21, 2014, Seadrill Partners entered into a term loan B agreement for $1.8 billion due in February 2021 in which some of the proceeds were used to repay the portion of this facility that is related to the West Leo, which totaled $472.6 million as at December 31, 2013. The amount that was paid to Metrogas was $436 million.

On August 26, 2014, the $1,121 million facility was repaid in full, and replaced by a new $1,350 million senior secured credit facility with a syndicate of banks and DNB Bank ASA as agent. The Company recognized a $16 million gain on debt extinguishment within other financial items in the Company’s consolidated statement of operations - see Note 23 – Long-term debt.

The total interest expense of the above loans relating to Metrogas for 2015 was $0 million (2014: $1 million; 2013: $10 million).

Frontline Management transactions
Frontline provides management support and administrative services for the Company, and charged the Company fees of $4 million, $4 million and $2 million for these services in the years 2015, 2014 and 2013, respectively. These amounts are included in “general and administrative expenses.”

Seatankers Management transactions
The Company and its subsidiaries receive services from Seatankers Management Norway AS, an affiliate of Hemen. The fee was $0.6 million, nil, and nil for the years ended December 31, 2015, 2014 and 2013, respectively.

Other related parties

Archer transactions
From time to time, we may enter into transactions with Archer our former consolidated subsidiary and current associate investment related to Archer’s working capital requirements and debt restructuring. Seadrill has provided a range of support for Archer including loans, guarantees and capital injections, in order to support the best interests of Archer and Seadrill.

We had the following transactions with Archer for the years ended December 31, 2015, 2014, and 2013:

Loan agreements
On June 27, 2012, the Company granted Archer a long term unsecured credit facility of $20 million. The principal plus interest was repaid in August 2012.

On November 12, 2012, the Company granted Archer a short term unsecured loan of $55 million. The loan bears interest of LIBOR plus a margin and was settled in February 2013.

On February 20, 2013, the Company obtained a short-term unsecured loan of $43 million from Archer. The loan had an interest of LIBOR plus a margin of 5% and was repaid on February 27, 2013.

On March 27, 2013, the Company granted Archer a short term unsecured loan of $10 million. The loan had an interest of LIBOR plus a margin of 5%, and was repaid on April 2, 2013.

On March 6, 2015, the Company purchased a $50 million subordinated loan made by Metrogas, a related party, to Archer. The aggregate consideration paid for the loan by the Company to Metrogas was $51 million which is equal to the sum of the outstanding principal amount of $50 million and $1 million accrued commitment fee and interest on the loan. The loan bears interest at 7.5% per annum and has a commitment fee of 1% on any undrawn amount. As of the date of the purchase by the Company there was no undrawn amount. Interest and any commitment fee is due upon maturity of the loan on June 30, 2018.

In the year ended December 31, 2015, the Company’s $50 million subordinated loan to Archer was written down to nil due to the Company’s share of net losses of Archer reducing the investment balance. The Company’s accounting policy, once its investment in the common stock of an investee has reached nil, is to apply the equity method to other investments in the investees securities, loans and or advances based on seniority and liquidity. The Company’s share of equity method losses or gains is determined based on the change in the Company’s claim on net assets of the investee. Archer’s net losses and other comprehensive income were therefore applied to the Company’s loan to Archer at its invested ownership of 39.89%.

The total net interest income of the above loans relating to Archer for 2015 was $3.0 million (2014: $0.0 million; 2013: $0.7 million).

Guarantees
On March 7, 2013, the Company provided a guarantee to Archer on its payment obligations on a certain financing arrangements. The maximum liability to the Company is limited to $100 million. The guarantee fee is 1.25% per annum. On July 31, 2013, the Company provided Archer with an additional guarantee of $100 million, which was provided as part of Archer’s divestiture of a division, to support Archer’s existing bank facilities. During 2014, the guarantees above were increased to a total of $250 million. The guarantee fee is 1.25% per annum.

On December 9, 2013, the Company provided Archer Topaz Limited, a wholly owned subsidiary of Archer, with a guarantee of a maximum of EUR 48.4 million (2014: EUR 48.6 million), to support Archer’s credit facilities. The guarantee fee is 1.25% per annum.

On February 5, 2014, the Company provided Archer with a guarantee of a maximum of GBP 10 million, to support Archer’s leasing obligations of a warehouse for a period of 10 years. The guarantee outstanding as at December 31, 2015 was $14 million. (2014: $40 million).

On July 14, 2014, we provided Archer Norge AS, a wholly owned subsidiary of Archer, with a guarantee of a maximum of $20 million, to support Archer’s bank guarantee facility. The guarantee fee is 1.25% per annum.

We provide Archer Well Services, a wholly owned subsidiary of Archer, with a performance guarantee of a maximum of NOK 66.0 million, or $8.0 million to support Archer’s operations in Norway with a customer.

The total guarantee fees charged to Archer for the year ended December 31, 2015 was $3.6 million (2014: $3.7 million; 2013: nil) respectively.
These guarantee fees are included in other financial items in our consolidated statement of operations.

We do not deem it probable that we will be required to honor these guarantees, and as such, we have not recognized any related loss contingency within our consolidated financial statements as at December 31, 2015.

Archer’s refinancing and and future commitments
In December 2015, Archer announced that it has signed a fifth amendment and re-statement of its multi-currency revolving facility agreement (“MRCFA”) with its banking group which will provide Archer additional financial flexibility. The amendments include, among other things:

•	an immediate non-cash cancellation of the total commitment under the MRCFA from $750 million to $687.5 million;

•	relaxation of certain financial covenants on the bank loan; and

•	A further repayment and cancellation of the commitment under the MRCFA from $687.5 million to $625 million by April 30, 2016

In order to ensure that Archer was able to agree these amendments with its lenders, Seadrill has also agreed to inject additional capital to Archer, in an aggregate amount of up to $75 million in the event that Archer will not have sufficient funds for the above mentioned repayment and cancellation of the commitments under the facilities by April 30, 2016. By ensuring that Archer was able to reach a solution with its lenders the Company believes it has significantly reduced the probability of its guarantees over Archer’s debt being called.

We have not recognized a liability for the $75 million commitment described above, as no current obligation existed at the balance sheet date. However it is probable that we will be required to provide these funds after April 30, 2016.

Engineering Services
Archer provides certain engineering services for the Company, and charged the Company fees of $4.0 million for the year ended December 31, 2015 (2014: $4.0 million; 2013: nil) respectively. These amounts are included in vessel and rig operating expenses.

SeaMex Limited
As of March 10, 2015, the date of deconsolidation, SeaMex Limited is considered to be a related party and not a controlled subsidiary of the Company. Refer to Note 11 for more information regarding the deconsolidation. The following is a summary of the related party agreements/transactions with SeaMex:

Management and administrative service agreements
In connection with the JV agreement, SeaMex, entered into a management support agreement with Seadrill Management, a wholly owned subsidiary of the Company, pursuant to which Seadrill Management provides SeaMex certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee of 8%. The agreement can be terminated by providing 60 days written notice. Income recognized under the management and administrative agreements for the year ended December 31, 2015 was $11 million, respectively (2014: nil; 2013: nil).

It is also agreed that Seadrill Jack Up Operations De Mexico, which is a 100% owned subsidiary of SeaMex and provides support services to the rigs acquired by the JV, will continue to provide management services to Seadrill in respect of the rigs West Pegasus and West Freedom and charge a fee of 5% plus costs incurred in connection with managing the rigs on its behalf. Seadrill Jack Up Operations De Mexico has charged the Company fees, under the above agreements for the year ended December 31, 2015 of $10 million (2014: nil; 2013: nil). These amounts are included in vessel and rig expenses.

Loans
$250 million Seller’s credit - In March 2015, the Company provided SeaMex with a $250 million as Seller’s credit as part of the settlement of the sale of assets to SeaMex. The Seller’s credit is divided into two facilities, (a) a term loan facility for an amount up to $230 million and (b) a revolving loan facility of up to $20 million. Both facilities bear interest at a rate of LIBOR plus a margin of 6.5% and mature in December 2019. Interest on the Seller’s credit is payable quarterly in arrears. The outstanding balance as at December 31, 2015 was $250 million (2014: nil).

$162 million consideration receivable - SeaMex agreed to pay to the Company an amount of $162 million being consideration receivable in respect of disposal which was payable at the time of allocation of rig contract in relation to West Titania to the Joint Venture. This amount has been paid in full during July 2015.

Seadrill has made available a fully-subordinated unsecured credit facility of $20 million which will expire at the anniversary of the first draw-down of this amount or a portion thereof. The facility is to be provided by both Seadrill and Fintech at a ratio of 50.0% each. The facility bears interest at a rate of LIBOR plus a margin of 6.5%. The facility will be repayable once SeaMex has complied with certain conditions with regards to its lenders and all amounts outstanding including any accrued interest are to be repaid no later than December 31, 2016. As of December 31, 2015 the facility remained undrawn. Seadrill and Fintech have also provided loan facilities (Sponsor Loans) for the two bank guarantee amounts (as detailed below), which are undrawn as at December 31, 2015.

Interest income for the year ended December 31, 2015 for these loans was $17 million (2014: nil; 2013: nil).

Capital contributions
During the year ended December 31, 2015 both the joint venture partners have each made an additional $19 million of equity investment in SeaMex while retaining their 50% share in the joint venture.

Guarantees
During the latter part of 2015, SeaMex experienced issues regarding the delayed payment of invoices by its sole customer. The customer wishes to defer payment into 2016. The customer has not disputed the invoices and is not believed to have any liquidity concerns. The amounts are therefore deemed fully recoverable. However, in order to ease the resulting cash flow impact on SeaMex, the Company, along with Fintech, its Joint Venture Partner, has agreed to provide certain support to Seamex. Simultaneously, SeaMex’s lenders have amended its bank facilities to provide some additional flexibility.

The Company and Fintech have provided a joint and several guarantee to the lenders of SeaMex’s external bank facility for a total of $30 million . The guarantee will continue to be in place until April 30, 2016. The Company and Fintech have also provided a Joint and Several guarantee for potential prepayment deficits that SeaMex might face under its loan agreements. This guarantee will remain in place for 90 days from June 30, 2016. The total guarantee for potential prepayment deficits as of December 31, 2015 is approximately $51 million. As of the balance sheet date, we have not recognized a liability as we do not consider it probable for the guarantees to be called.

Seadrill has also provided performance guarantees for the SeaMex drilling units, up to a total of $30 million as of December 31, 2015.

In respect of the guarantees and facilities described above, Seadrill has also obtained an indemnity from Fintech in order to be able to recover up to 50% of funding and costs, should Seadrill be called to make a contribution greater than its 50% share.

Receivables and Payables
Receivables and payables with SeaMex joint venture are comprised of short-term funding, management fees, advisory and administrative services, and other items including accrued interest. Receivables and payables are generally settled quarterly in arrears. Trading balances with SeaMex Joint Venture are unsecured, bear a monthly interest rate equal to 1.5%, compounded monthly and are intended to be settled in the ordinary course of business.

During the year ended December 31, 2015 Seadrill has provided additional $76 million of short term funding to SeaMex, of which, SeaMex has repaid a total of $31 million during the same period.

Receivables/(payables) with SeaMex Joint Venture as of December 31, 2015 consisted of the following:

(In $ millions)	December 31, 2015	December 31, 2014
Seller’s credit	250	—
Short term funding	45	—
Other receivables	34	—

Seabras Sapura transactions
Seabras Sapura Participacoes SA and Seabras Sapura Holdco Ltd, together referred to as Seabras Sapura, are joint ventures each owned 50% by the Company, and 50% by TL Offshore, a subsidiary of SapuraKencana.

Yard guarantees
The Company provided a yard guarantee in relation to the Seabras Sapura Participacoes pipe-laying vessel of EUR 47 million, ($51 million) was provided on a 50:50 basis with the joint venture partner. During 2015 the unit was delivered and the yard obligations were fulfilled. The Company therefore no longer has any further obligations.

The Company has provided yard guarantees in relation to Seabras Sapura Holdco pipe-laying vessels totaling $125 million as at December 31, 2015 (December 31, 2014: $375 million), which have been provided on a 50:50 basis with the joint venture partner. The guarantees continue to be in place until the yard obligations have been fulfilled, which is expected to be during 2016 for the final vessel under construction.

As of the balance sheet date, we have not recognized a liability as we do not consider it probable for the guarantees to be called.

Loans
In May 2014, we entered into a loan agreement with Seabras Sapura of $10.8 million. The loan has an interest of 3.4% and is repayable by May 31, 2015. On May 28, 2015 the maturity date for this loan was extended to May 31, 2016. The outstanding balance as at December 31, 2015 was $11 million (December 31, 2014: $11 million).

In May 2014, we entered into a loan agreement with Seabras Sapura of €3.25 million. The loan has an interest of 3.4% and is repayable by May 31, 2015. On May 28, 2015 the maturity date for this loan was extended to May 31, 2016. The outstanding balance as at December 31, 2015 was $3 million (December 31, 2014: $5 million).

In January 2015, the Company provided a loan to Seabras Sapura of $18 million. The outstanding balance as at December 31, 2015 was $18 million (December 31, 2014: nil). The loan bears an interest rate of 3.4% and is repayable by February 16, 2016.

In April 2015 the Company provided a loan to Seabras Sapura of $14 million. The outstanding balance as at December 31, 2015 was $14 million (December 31, 2014: $0 million). The loan bears an interest rate of 3.99% and is repayable on demand.

The total net interest income of the above loans relating to Seabras Sapura for 2015 was $1.5 million (2014: $0.3 million; 2013: nil).

Financial guarantees
In December 2013 certain subsidiaries of the joint venture entered into a $543 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Diamante, and Sapura Topazio pipe-laying support vessels. As a condition to the lenders making the loan available to each of the borrowers, the Company provides a Sponsor Guarantee, on a 50:50 basis with the joint venture partner, in respect of the obligations of the borrowers during certain defined time periods, the release of such guarantees being subject to the satisfaction of certain defined conditions. The guarantees cover periods including (a) between delivery of the vessel from the shipyard and customer acceptance and (b) between expiry of the pipe-laying support vessels charter contracts and contract renewal. The total amount guaranteed by Seadrill as at December 31, 2015 was $242 million (December 31, 2014: $267 million).

In April 2015 certain subsidiaries of the joint venture entered into a $780 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Onix, Sapura Jade and Sapura Rubi pipe-laying support vessels. As a condition to the lenders making the loan available to each of the borrowers, the Company provides a Sponsor Guarantee, on a 50:50 basis with the joint venture partner, in respect of the obligations of the borrowers during certain defined time periods, the release of such guarantees being subject to the satisfaction of certain defined conditions. The guarantees cover periods including (a) between delivery of the vessel from the shipyard and customer acceptance and (b) between expiry of the pipe-laying support vessels charter contracts and contract renewal. The amount guaranteed by Seadrill as at December 31, 2015 was $256 million.

In addition, Seadrill provides bank guarantees in relation to the above credit facilities to cover 6 months of debt service costs and 3 months of operating expenses under retention accounts. The total amount guaranteed as at December 31, 2015 was $52 million (December 31, 2014: $26 million).

In November 2012 a subsidiary of the joint venture entered into a $179 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Esmeralda pipe-laying support vessel. As a condition to the lenders making the loan available the borrower, a wholly owned subsidiary of the Company provided a Sponsor Guarantee, on a joint and several basis with the joint venture partner, in respect of the obligations of the borrower. The total amount guaranteed by the subsidiaries of the joint venture partners as at December 31, 2015 was $170 million (December 31, 2014: $117 million).

As of the balance sheet date, we have not recognized a liability as we do not consider it probable for the guarantees to be called.

Other related party transactions
In the year ended December 31, 2015, the Company recognized related party revenues of $119 million (2014: $97 million, 2013: $2 million). In 2015 the revenue related to Seadrill Partners and SeaMex under the management agreements as described above. In 2014 the revenue related to Seadrill Partners under the management agreements as described above. The related party revenues in 2013 related to a previous joint venture and related party Varia Perdana and its subsidiary Crest Tender Rigs Pte Ltd (together “Varia Group”), and Asia Offshore Drilling Ltd (AOD). During 2013 we provided management support, administrative and construction management services to AOD and received bare boat fees from the Varia Group. AOD became a consolidated subsidiary of the Company during 2013 and therefore these revenues are now eliminated on consolidation, see Note 12 to the consolidated financial statements included herein. The amounts related to the Varia Group during 2013 included the period up until the sale of our tender rig business, see Note 11 to the consolidated financial statements included herein.